UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported): October 31, 2003



                    FIRST KEYSTONE CORPORATION
               ____________________________________
      (Exact name of registrant as specified in its Charter)


          PENNSYLVANIA             2-88927           23-2249083
       __________________         __________         _____________
        (State or other          (Commission         (IRS Employer
          jurisdiction          File Number)     Identification No.
       Of incorporation)



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (570) 752-3671

Item 7.    Exhibits

        The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.              Description

    99.1                 Press Release of First Keystone
                         Corporation dated October 29, 2003.



Item 12.   Results of Operations and Financial Condition

        On October 29, 2003, First Keystone Corporation announced its financial results for the quarter ended September 30, 2003.
The press release announcing financial results for the quarter ended September 30, 2003, is filed as Exhibit 99.1.

                            Signatures


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.


FIRST KEYSTONE CORPORATION
     (Registrant)




By:       /s/ J. Gerald Bazewicz
          J. Gerald Bazewicz
          President and Chief Executive Officer

Date:     October 31, 2003

EXHIBIT INDEX

                                                        Page
Exhibit No.     Description                              No.
___________     ___________                             _____

   99.1         Press Release of First Keystone           5
                Corporation dated October 31, 2003.